TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                              1
      MESSAGE FROM THE PRESIDENT                                        2
      INVESTMENT REVIEW                                                 4
      FINANCIAL INFORMATION
         Message from the Managers                                      5
         Report of Independent Accountants                              7
         Portfolio of Investments                                       8
         Notes to Portfolio of Investments                             10
         Statement of Assets and Liabilities                           11
         Statement of Operations                                       12
         Statement of Changes in Net Assets                            13
         Notes to Financial Statements                                 14






IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA GLOBAL TITANS INDEX FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA   WITH  THE  EAGLE  IS   REGISTERED   IN  THE  U.S.   PATENT  &   TRADEMARK
OFFICE.(COPYRIGHT)2000, USAA. ALL RIGHTS RESERVED.








    USAA FAMILY OF FUNDS SUMMARY

FUND TYPE/NAME                RISK
----------------------------------------------
            CAPITAL APPRECIATION
----------------------------------------------
Aggressive Growth*            Very high
Capital Growth                Very high
Emerging Markets              Very high
First Start Growth            Moderate to high
Gold                          Very high
Growth                        Moderate to high
Growth & Income               Moderate
International                 Moderate to high
Science & Technology          Very high
Small Cap Stock               Very high
World Growth                  Moderate to high
----------------------------------------------
              ASSET ALLOCATION
----------------------------------------------
Balanced Strategy             Moderate
Cornerstone Strategy          Moderate
Growth and Tax Strategy       Moderate
Growth Strategy               Moderate to high
Income Strategy               Low to moderate
----------------------------------------------
              INCOME - TAXABLE
----------------------------------------------
GNMA Trust                    Low to moderate
High-Yield Opportunities      High
Income                        Moderate
Income Stock                  Moderate
Intermediate-Term Bond        Low to moderate
Short-Term Bond               Low
----------------------------------------------
             INCOME - TAX EXEMPT
----------------------------------------------
Long-Term                     Moderate
Intermediate-Term             Low to moderate
Short-Term                    Low
State Bond/Income             Moderate
----------------------------------------------
                  INDEXES
----------------------------------------------
Extended Market Index         High
Global Titans Index           Moderate to high
Nasdaq-100 Index              Very high
S&P 500 Index                 Moderate
----------------------------------------------
                MONEY MARKET
----------------------------------------------
Money Market                  Low
Tax Exempt Money Market       Low
Treasury Money Market Trust   Low
State Money Market            Low
----------------------------------------------

ALL FUNDS REQUIRE A MINIMUM $3,000 INVESTMENT.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT FUNDS OR THE S&P 500 INDEX FUND. THE MINIMUM INITIAL INVESTMENT FOR IRAS IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAS ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'WILSHIRE 4500' IS A TRADEMARK OF WILSHIRE ASSOCIATES INCORPORATED AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(REGISTERED TRADEMARK)', 'NASDAQ-100 INDEX(REGISTERED TRADEMARK)', AND 'NASDAQ(REGISTERED TRADEMARK)', ARE TRADE OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SERVICE MARK)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADE OR SERVICE MARK OWNERS AND NEITHER THE TRADE OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THE FUND ATTEMPTS TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.

*CLOSED TO NEW INVESTORS.






MESSAGE FROM THE PRESIDENT

[PHOTOGRAPH OF THE PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J. C. ROTH, CFA, APPEARS HERE.]

In 2000, after a long and wonderful run, we learned again that there is risk in all parts of the stock market. The S&P 500 Index dropped about 10%, its worst performance in over a decade. This is certainly nothing to celebrate, but there is a very good lesson here.

By late last year we were seeing comments from a number of financial planners who were counseling their customers that index funds were the answer to all equity-investing questions. As proof, they would cite five years of history, 1995 through 1999. In that period an S&P 500 Index fund was very probably a high first-quartile performer when compared to growth and growth and income funds, according to figures from Lipper Analytical Services, Inc. But the truth is that S&P 500 Index funds are, in fact, above-average performers, not high first-quartile performers. They are above-average performers mainly because of two things: They own the whole index, so they will own the stocks that win, and their transaction costs are very low compared to costs for funds with active managers. This nearly assures above-average, but not stellar, performance.

We believe that index funds can be a good and inexpensive way to gain equity exposure. And we believe that active equity managers can complement index funds in your portfolio. The results from 2000 show how.

Sincerely,


Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE S&P 500 INDEX.

LIPPER ANALYTICAL SERVICES, INC. IS AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.






INVESTMENT REVIEW

USAA GLOBAL TITANS INDEX FUND

OBJECTIVE: Seeks to match, before fees and expenses, the performance of the stocks composing the Dow Jones Global Titans Index.

INVESTMENT INSTRUMENTS: At least 80% of the Fund's assets will be invested in stocks of companies composing the Dow Jones Global Titans Index.

--------------------------------------------------------------------------------
                                                 12/31/00
--------------------------------------------------------------------------------
 Net Assets                                   $14.6  Million
 Net Asset Value Per Share                         $9.23
--------------------------------------------------------------------------------
TOTAL RETURN AS OF 12/31/00
--------------------------------------------------------------------------------
SINCE INCEPTION ON 10/27/00                      -7.70%
--------------------------------------------------------------------------------

TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.






                    CUMULATIVE PERFORMANCE COMPARISON
                    ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Global Titans Index Fund to the Dow Jones Global Titans Index for the period of 10/30/2000 through 12/31/2000. The data points from the graph are as follows:

                     USAA GLOBAL            DOW JONES GLOBAL
                  TITANS INDEX FUND           TITANS INDEX
                  -----------------         ----------------

10/30/2000             $10,000                $10,000
10/31/2000              10,130                 10,177
11/30/2000               9,390                  9,414
12/31/2000               9,230                  9,214

DATA FROM 10/30/00* THROUGH 12/31/00.


THE GRAPH ILLUSTRATES HOW A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA GLOBAL TITANS INDEX FUND SO CLOSELY TRACKS THE DOW JONES GLOBAL TITANS INDEX THAT ITS RESULTS ARE NOT VISIBLE ON THE GRAPH. THE DOW JONES GLOBAL TITANS INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 50 STOCKS OF THE WORLD'S LARGEST MULTINATIONAL COMPANIES WITH A DISTINCT ASSET CLASS AND NO NATIONAL BORDERS TO DEFINE THEIR TERRITORIES.

'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SERVICE MARK)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THE USAA GLOBAL TITANS INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY DOW JONES & COMPANY, INC. AND DOW JONES & COMPANY, INC. MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL OF THE SECURITIES OF THE INDEX THE FUND ATTEMPTS TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

* DATE THE FUND INITIALLY INVESTED IN SECURITIES REPRESENTED BY THE INDEX.





MESSAGE FROM THE MANAGERS

PERFORMANCE

The USAA Global Titans Index Fund seeks to track the performance of the Dow Jones Global Titans Index. From the Fund's initial investment in the market on October 30, 2000, through December 31, 2000, the Dow Jones Global Titans Index returned -7.87% and the Fund returned -7.70%.

MARKET CONDITIONS

Continuing the theme from the third quarter, the technology sector led the decline during the fourth quarter. While concerns about rising interest rates were alleviated, they were replaced by worries over the high price of crude oil, a weakened euro, and questions about whether company profits could be sustained in the slowing economy. By year end, the tech-heavy Nasdaq Composite Index had dropped 39.29% for the year. It fell 22.9% in November alone, and an additional 4.9% in December.

Like most indices with technology holdings, the Global Titans Index was negatively affected by the performance of its tech positions. Lucent Technologies ended its troubled year by losing 51% for the last three months of the year, a decline of 81% for the year. Other technology names in the Index also fared poorly. Cisco Systems (4.83% of the Index as of December 31) lost 30.77% for the quarter, and Intel (3.61% of the Index) lost 27.67%. The software giant Microsoft lost 28.08% for the fourth quarter after issuing an earnings warning in December that it would miss its earnings estimate for the quarter by 5% due to a slowdown in PC sales and corporate spending.

After a strong third quarter, U.S. financial institutions also posted poor returns in the last three months of the year, while the overseas financial institutions rose. Dutch giant ING Group (1.11% of the Index) and Swiss company UBS (1.24% of the Index) led the pack with gains of 12.72% and 15%, respectively. U.S. financial giants Morgan Stanley Dean Witter (1.58% of the Index) and Bank of America (1.36%) lost 13.33% and 12.41%, respectively, for the quarter.

Old economy stocks, on the other hand, actually saw positive returns for the period. Retailers Wal-Mart (2.69% of the Index) and food giant Nestle (1.45% of the Index) returned 10.39% and 5%, respectively, for the fourth quarter. Old blue-chip consumer companies Philip Morris (1.58% of the Index) and Procter & Gamble (1.62% of the Index) continued their strong performance, returning 49.47% and 17.07%, respectively. Johnson & Johnson (2.16% of the Index) also performed well, returning 16.84% for the quarter. Pharmaceutical giants Novartis (1.86% of the Index), Roche Holdings (1.17% of the Index), and Merck (3.41% of the Index) continued to draw investors during the quarter, returning 11.16%, 8.62%, and 25.78%, respectively. The pharmaceutical firms performed especially well as weary investors sought the relative safety of what has traditionally been a "defensive" investment.


REFER TO THE BOTTOM OF PAGE 4 FOR THE DOW JONES GLOBAL TITANS INDEX DEFINITION.

THE NASDAQ COMPOSITE INDEX IS A MARKET-VALUE WEIGHTED INDEX THAT MEASURES ALL DOMESTIC AND NON-U.S.-BASED SECURITIES.






                            ------------------------
                                TOP 5 COUNTRIES
                               (% OF NET ASSETS)
                            ------------------------
                            U.S.A.             64.1%
                            United Kingdom     11.0
                            Switzerland         6.6
                            Japan               3.7
                            Finland             3.6
                            ------------------------


                   ------------------------------------------
                                 TOP 10 HOLDINGS
                                (% OF NET ASSETS)
                   ------------------------------------------
                   General Electric Co.                  8.0%
                   Exxon Mobil Corp.                     5.1
                   Cisco Systems, Inc.                   4.5
                   Citigroup, Inc.                       4.3
                   Vodafone Group                        3.8
                   Merck & Co., Inc.                     3.6
                   Nokia Oyj                             3.5
                   American International Group, Inc.    3.3
                   Microsoft Corp.                       3.3
                   Intel Corp.                           3.2
                   ------------------------------------------


                   -----------------------------------------
                               TOP 10 INDUSTRIES
                               (% OF NET ASSETS)
                   -----------------------------------------
                   Oil - International Integrated      12.3%
                   Telephones                           8.4
                   Banks - Money Center                 8.1
                   Electrical Equipment                 8.0
                   Drugs                                6.8
                   Insurance - Multiline Companies      6.1
                   Financial - Diversified              5.8
                   Computer - Networking                4.6
                   Communication Equipment              4.3
                   Telecommunications -
                     Cellular/Wireless                  3.8
                   -----------------------------------------





                                ASSET ALLOCATION
                               (% OF NET ASSETS)
                                    12/31/00
                               -----------------

A pie chart is shown here depicting the Asset Allocation as of December 31, 2000 of the USAA Global Titans Index Fund to be:

Domestic Stocks - 64.1%; Foreign Stocks - 34.7%; and Money Market Instruments - 2.3%.


PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

YOU WILL FIND A LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 8-9.







REPORT OF INDEPENDENT ACCOUNTANTS


KPMG


The Shareholders and Board of Directors

USAA GLOBAL TITANS INDEX FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Global Titans Index Fund, a series of USAA Mutual Fund, Inc., as of December 31, 2000, and the related statement of operations, statement of changes in net assets, and financial highlights, presented in note 8 to the financial statements, for the period from October 27, 2000, (commencement of operations) through December 31, 2000. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Global Titans Index Fund as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period from October 27, 2000, (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

                                                              KPMG LLP

San Antonio, Texas
February 2, 2001






USAA GLOBAL TITANS INDEX FUND
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2000

                                     MARKET
 NUMBER                              VALUE
OF SHARES        SECURITY            (000)
-------------------------------------------

             FOREIGN STOCKS (34.7%)

          FINLAND (3.6%)
  11,635  Nokia Oyj                 $  519
-------------------------------------------
          FRANCE (3.2%)
     763  AXA Uap                      110
     948  France Telecom S.A.           82
   1,833  Total Fina Elf S.A.          273
-------------------------------------------
                                       465
-------------------------------------------
          GERMANY (3.3%)
     345  Allianz AG Holding*          129
   1,984  DaimlerChrysler AG            83
   3,000  Deutsche Telekom AG*          91
   1,355  Siemens AG                   177
-------------------------------------------
                                       480
-------------------------------------------
          JAPAN (3.7%)
  11,000  Bank of Tokyo Mitsubishi     110
   2,100  Sony Corp.                   145
   9,000  Toyota Motor Corp.           287
-------------------------------------------
                                       542
-------------------------------------------
          NETHERLANDS (3.3%)
   2,052  ING Group N.V.*              164
   5,281  Royal Dutch Petroleum*       323
-------------------------------------------
                                       487
-------------------------------------------
          SWITZERLAND (6.6%)
     605  CS Holding                   115
      97  Nestle SA                    226
     161  Novartis AG                  285
      17  Roche Holdings AG            173
      31  Syngenta AG*                   2
   1,050  UBS AG                       171
-------------------------------------------
                                       972
-------------------------------------------
          UNITED KINGDOM (11.0%)
  55,726  BP Amoco                     450
  16,297  British Telecommunications
           plc                         139
  21,414  HSBC Holdings plc            316
  13,691  Lloyds TSB Group plc         145
 151,521  Vodafone Airtouch plc        556
-------------------------------------------
                                     1,606
-------------------------------------------
          Total foreign stocks
          (cost $5,081)              5,071
-------------------------------------------

           DOMESTIC STOCKS (64.1%)

   4,908  American International
           Group, Inc.                 484
   9,325  AT&T Corp.                   161
   4,070  Bank of America Corp.        187
   4,624  BellSouth Corp.              189
  17,426  Cisco Systems, Inc.*         667
  12,349  Citigroup, Inc.              631
   5,242  Coca-Cola Co.                319
   8,632  Exxon Mobil Corp.            750
   4,400  Ford Motor Co.               103
  24,545  General Electric Co.       1,177
   1,335  General Motors Corp.          68
   3,967  Hewlett-Packard Co.          125
   4,332  IBM Corp.                    368
  15,578  Intel Corp.                  468
   3,255  Johnson & Johnson, Inc.      342
   3,137  J.P. Morgan Chase & Co.*     143
   8,459  Lucent Technologies, Inc.    114
   5,672  Merck & Co., Inc.            531
  11,153  Microsoft Corp.*             484
   2,749  Morgan Stanley
           Dean Witter & Co.           218
   5,647  Philip Morris
           Companies, Inc.             248
   3,271  Procter & Gamble Co.         257
   8,367  SBC Communications, Inc.     400
   6,662  Verizon Communications,
           Inc.                        334
   6,835  Wal-Mart Stores, Inc.        363
   5,182  Walt Disney Co.              150
   7,199  WorldCom, Inc.*              101
-------------------------------------------
          Total domestic stocks
          (cost $10,454)             9,382
-------------------------------------------



PRINCIPAL
 AMOUNT                               VALUE
 (000)          DESCRIPTION           (000)
-------------------------------------------

       MONEY MARKET INSTRUMENTS (2.3%)

$   13   U.S. Treasury Bills,
          5.41%, 2/01/2001         $    13
    28   U.S. Treasury Bills,
          5.45%, 2/01/2001              28
    93   U.S. Treasury Bills,
          5.55%, 2/01/2001              93
    67   U.S. Treasury Bills,
          5.60%, 2/01/2001              67
   118   U.S. Treasury Bills,
          5.65%, 2/01/2001             117
    25   U.S. Treasury Bills,
          5.84%, 2/01/2001              25
-------------------------------------------
         Total money market
           instruments (cost $343)     343
-------------------------------------------
         Total investments
          (cost $15,878)           $14,796
===========================================






                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------

            Oil - International Integrated                      12.3%
            Telephones                                           8.4
            Banks - Money Center                                 8.1
            Electrical Equipment                                 8.0
            Drugs                                                6.8
            Insurance - Multiline Companies                      6.1
            Finance - Diversified                                5.8
            Computer - Networking                                4.6
            Communication Equipment                              4.3
            Telecommunications - Cellular/Wireless               3.8
            Automobiles                                          3.7
            Computer - Hardware                                  3.4
            Computer Software & Service                          3.3
            Electronics - Semiconductors                         3.2
            Manufacturing - Diversified Industries               2.8
            Retail - General Merchandising                       2.5
            Health Care - Diversified                            2.3
            U.S. Government                                      2.3
            Beverages - Nonalcoholic                             2.2
            Telecommunications - Long Distance                   1.8
            Household Products                                   1.7
            Tobacco                                              1.7
            Entertainment                                        1.0
            Leisure Time                                         1.0
                                                               -----
            Total                                              101.1%
                                                               =====






USAA GLOBAL TITANS INDEX FUND
NOTES TO PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2000


GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES

*Non-income producing.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.






USAA GLOBAL TITANS INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

DECEMBER 31, 2000


ASSETS

   Investments in securities, at market value
     (identified cost of $15,878)                                      $ 14,796
   Cash                                                                      47
   Cash denominated in foreign currencies (identified cost of $8)             8
   Receivables
      Capital shares sold                                                    81
      Dividends and interest                                                 13
   Prepaid expenses                                                          49
                                                                       --------
         Total assets                                                    14,994
                                                                       --------

LIABILITIES

   Securities purchased                                                     307
   USAA Transfer Agency Company                                               2
   Accounts payable and accrued expenses                                     57
                                                                       --------
         Total liabilities                                                  366
                                                                       --------
            Net assets applicable to capital shares outstanding        $ 14,628
                                                                       ========

REPRESENTED BY

   Paid-in capital                                                     $ 15,686
   Accumulated undistributed net investment income                           24
   Net unrealized depreciation on investments                            (1,082)
                                                                       --------
            Net assets applicable to capital shares outstanding        $ 14,628
                                                                       ========
   Capital shares outstanding                                             1,586
                                                                       ========
   Authorized shares of $.01 par value                                  100,000
                                                                       ========
   Net asset value, redemption price, and offering price per share     $   9.23
                                                                       ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




USAA GLOBAL TITANS INDEX FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

PERIOD ENDED DECEMBER 31, 2000*


NET INVESTMENT INCOME

   Income
      Dividends (net of foreign taxes withheld of $1)                   $    25
      Interest                                                               10
                                                                        -------
         Total income                                                        35
                                                                        -------
   Expenses
      Advisory fees                                                           6
      Administrative fees                                                     8
      Transfer agent's fees                                                   3
      Custodian's fees                                                       16
      Shareholder reporting fees                                              1
      Directors' fees                                                         1
      Registration fees                                                      13
      Professional fees                                                      25
                                                                        -------
         Total expenses before reimbursement                                 73
      Expenses reimbursed                                                   (54)
                                                                        -------
         Total expenses after reimbursement                                  19
                                                                        -------
            Net investment income                                            16
                                                                        -------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
    AND FOREIGN CURRENCY

   Net realized loss on
      foreign currency transactions                                          (2)
   Change in net unrealized appreciation/depreciation of investments     (1,082)
                                                                        -------
            Net realized and unrealized loss on investments and
                   foreign currency                                      (1,084)
                                                                        -------
Decrease in net assets resulting from operations                        $(1,068)
                                                                        =======


*FUND COMMENCED OPERATIONS ON OCTOBER 27, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.







USAA GLOBAL TITANS INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

PERIOD ENDED DECEMBER 31, 2000*


FROM OPERATIONS

   Net investment income                                                $    16
   Net realized loss on foreign currency transactions                        (2)
   Change in net unrealized appreciation/depreciation
      of investments                                                     (1,082)
                                                                        -------
      Decrease in net assets resulting from operations                   (1,068)
                                                                        -------

FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                                             15,771
   Cost of shares redeemed                                                  (75)
                                                                        -------
      Increase in net assets from
         capital share transactions                                      15,696
                                                                        -------
Net increase in net assets                                               14,628

NET ASSETS

   Beginning of period                                                      -
                                                                        -------
   End of period                                                        $14,628
                                                                        -------

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME

   End of period                                                        $    24
                                                                        =======

CHANGE IN SHARES OUTSTANDING

   Shares sold                                                            1,594
   Shares redeemed                                                           (8)
                                                                        =======
         Increase in shares outstanding                                   1,586
                                                                        =======


*FUND COMMENCED OPERATIONS ON OCTOBER 27, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA GLOBAL TITANS INDEX FUND
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2000


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 17 separate funds. The information presented in this annual report pertains only to the USAA Global Titans Index Fund (the Fund), which commenced operations on October 27, 2000. The Fund's investment objective is to match, before fees and expenses, the performance of the stocks composing the Dow Jones Global Titans Index. The Dow Jones Global Titans Index currently consists of the 50 largest multinational companies in the world. Each of these companies currently has a market capitalization of at least $20 billion. USAA Investment Management Company (the Manager) has retained Barclays Global Fund Advisors (Barclays) to serve as subadviser for the Fund. Barclays is responsible for investing the Fund's assets. Under normal market conditions, Barclays attempts to achieve the Fund's objective by investing at least 80% of the Fund's assets in the stocks of companies composing the Dow Jones Global Titans Index.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange, are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the last quoted sales price, or the most recently determined closing price calculated according to local market convention, available at the time the Fund is valued. If no sale is reported, the average of the bid and asked prices is generally used.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. FUTURES CONTRACTS - The Fund may enter into financial futures contracts as a proxy for a direct investment in securities underlying the Fund's index. Upon entering into a contract, the Fund is required to make an initial margin deposit of either cash or securities in an amount equal to a certain percentage of the contract. Variation margin payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities to decrease paid-in capital by $10,000, to increase accumulated net realized gain on investments by $2,000, and to increase accumulated undistributed net investment income by $8,000.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

F. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the period ended December 31, 2000.

Effective January 10, 2001, the $500 million uncommitted agreement with CAPCO is discontinued, and the $250 million committed agreement is increased to $400 million.

(3) DISTRIBUTIONS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended December 31, 2000, were $15,565,000 and $30,000, respectively.

The cost of securities for federal income tax purposes is $15,879,000.

Gross unrealized appreciation and depreciation of investments as of December 31, 2000, for tax purposes, were $419,000 and $1,502,000, respectively.

(5) FOREIGN CURRENCY CONTRACTS

A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At December 31, 2000, the terms of open foreign currency contracts were as follows (in thousands):

FOREIGN CURRENCY CONTRACTS TO BUY:

----------------------------------------------------------------------------------------
                             U.S. DOLLAR
 EXCHANGE    CONTRACTS TO    VALUE AS OF     IN EXCHANGE      UNREALIZED     UNREALIZED
   DATE        RECEIVE        12/31/00     FOR U.S. DOLLAR   APPRECIATION   DEPRECIATION
----------------------------------------------------------------------------------------

 1/02/01         21             $20             $20              $ -            $ -
            Euro Currency
----------------------------------------------------------------------------------------
 1/02/01         16              15              15                -              -
            Euro Currency
----------------------------------------------------------------------------------------
 1/02/01         21              31              31                -              -
           Pound Sterling
----------------------------------------------------------------------------------------
                                $66             $66              $ -            $ -
========================================================================================

(6) TRANSACTIONS WITH MANAGER

A. ADVISORY FEES - The Manager carries out the Fund's investment policies and provides oversight of the management of the Fund's portfolio. The Fund's advisory fees are computed at 0.25% of its annual average net assets.

The Manager has retained Barclays to serve as subadviser for the Fund, giving it responsibility for the day-to-day management of the Fund's assets pursuant to the Fund's investment objective and restrictions. For its services, Barclays receives a fee from the Manager at an annual rate equal to 0.09% of the Fund's average daily net assets on amounts up to $250 million and 0.04% of daily net assets on amounts above $250 million.

B.  ADMINISTRATIVE  FEES  -  The   Manager  provides  services  related  to  the
administration and operation of the Fund. The Fund's administrative fees are computed at 0.35% of its annual average net assets.

C. EXPENSE LIMITATION - The Manager has voluntarily agreed to limit the annual expenses of the Fund to 0.85% of its annual average net assets through May 1, 2001, and accordingly has waived payment of a portion of the Fund's fees and expenses. In subsequent years, the Manager may recover all or a portion of these waived amounts from the Fund, provided that such recovery is made not later than three years from the Fund's inception date of October 27, 2000, and provided that the additional amount paid by the Fund, together with all other expenses of the Fund, in the aggregate, would not cause the Fund's expense ratio in any of the three years to exceed 0.85% of the Fund's annual average net assets.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

E. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At December 31, 2000, the Association and its affiliates owned 1,000,000 shares (63.1%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding for the period ended December 31, 2000,* is as follows:

Net asset value at
   beginning of period                       $   10.00
Net investment income                              .01(b)
Net realized and unrealized
   loss on investments                            (.78)
                                             ---------
Net asset value at
   end of period                             $    9.23
                                             =========
Total return (%)                                 (7.70)
Net assets at end
   of period (000)                           $  14,628
Ratio of expenses to
   average net assets (%)                          .85(a)
Ratio of expenses to average
   net assets, excluding
   reimbursements (%)                             3.24(a)
Ratio of net investment
   income to average
   net assets (%)                                  .73(a)
Portfolio turnover (%)                             .24

 *  FUND COMMENCED OPERATIONS ON OCTOBER 27, 2000.
(a) ANNUALIZED. THE RATIO IS NOT NECESSARILY INDICATIVE OF 12 MONTHS OF OPERATIONS.
(b) CALCULATED USING AVERAGE SHARES.





DIRECTORS
Robert G. Davis, CHAIRMAN OF THE BOARD
Michael J.C. Roth, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Laura T. Starks
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT                       LEGAL COUNSEL
USAA Shareholder Account Services    Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road             Exchange Place
San Antonio, Texas 78288             Boston, Massachusetts 02109

CUSTODIAN                            INDEPENDENT AUDITORS
State Street Bank and Trust Company  KPMG LLP
P.O. Box 1713                        112 East Pecan, Suite 2400
Boston, Massachusetts 02105          San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS           INTERNET ACCESS
Call toll free - Central Time        USAA.COM(Registered TradeMark)
Monday - Friday 6 a.m. to 10 p.m.
Saturday 8:30 a.m. to 5 p.m.
Sunday 11:30 a.m. to 8 p.m.

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7200
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(Registered TradeMark)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777